SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2004, Trump Hotels & Casino Resorts, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) entered into a loan and security agreement (the “Beal Agreement”) with Beal Bank, S.S.B. (“Beal Bank”), as administrative agent for the lenders thereto. The Beal Agreement provides the Debtors with up to $100 million in debtor-in-possession financing during the pendency of the Debtors’ chapter 11 proceedings described in Item 1.03 below, and is secured by a superpriority lien on substantially all the Debtors’ assets. The United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) entered an interim order approving the Beal Agreement on November 22, 2004, and has scheduled a hearing for December 15, 2004 to consider a final order approving the Beal Agreement. Beal Bank has been a beneficial owner of certain of the Debtors’ securities in the past and may provide commercial banking services to the Debtors in the future. The Beal Agreement is filed as Exhibit 10.1 to this Form 8-K.

Item 1.03. Bankruptcy or Receivership.

On November 21, 2004, the Debtors filed (the “Court Filing”) voluntary petitions in the Bankruptcy Court under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) (Case Nos. 04-46898 through 04-46925, collectively, the “Cases”). On November 22, 2004, the Company issued a press release related to the Cases, a copy of which is attached hereto as Exhibit 99.1. Information concerning the Cases is available on the Debtors’ website at http://www.thcrrecap.com.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Beal Agreement is incorporated by reference into this Item 2.03.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As a result of the Court Filing, certain of the Debtors are technically deemed to be in default under the indentures governing the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates, Trump Atlantic City Funding, Inc., Trump Atlantic City Funding II, Inc. and Trump Atlantic City Funding III, Inc. and the 11.625% First Priority Mortgage Notes and 17.625% Second Priority Mortgage Notes due 2010 of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (collectively, the “Notes”). As a result of such defaults, the principal amount plus accrued and unpaid interest on the Notes would be due and payable, among other remedies. Due to the Court Filing, however, the ability of creditors to seek remedies to enforce their rights under the Notes are stayed and creditor rights of enforcement are subject to the applicable provisions of the Bankruptcy Code. In addition, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2004, holders of a substantial majority of the aggregate principal amount of the Notes have entered into that certain restructuring support agreement (the “Support Agreement”) with certain of the Debtors and Donald J. Trump. Under the Support Agreement, such noteholders have agreed to support the pre-negotiated plan of reorganization of the Debtors (the “Plan”) pursuant to the terms of the Support Agreement, and have agreed not to exercise any rights under the indentures governing the Notes, except as consistent with such agreement.

The Court Filing would also be deemed to constitute a technical event of default under certain secured lease financing agreements (the “Capital Leases”) between PDS Gaming Corporation and certain of the Debtors. As a result of such defaults, all unpaid amounts under the Capital Leases would be immediately due and payable, among other remedies. The Debtors may be party to certain other agreements with similar default provisions that are triggered upon the Debtors’ bankruptcy filing. Under the Bankruptcy Code, however, the ability of creditors to seek remedies to enforce their rights under the Capital Leases and other such agreements are stayed and creditor rights of enforcement are subject to the applicable provisions of the Bankruptcy Code. In addition, the Company contemplates that secured creditors, including PDS Gaming Corporation with respect to the Capital Leases, will be unimpaired under the Plan. On November 22, 2004, the Court issued an interim order granting the Debtors authority to pay pre-petition undisputed claims of creditors in the ordinary course of business during the pendency of the chapter 11 proceedings, thereby permitting the Debtors to pay PDS Gaming Corporation and other vendors any undisputed claims pursuant to the terms of their current contractual arrangements.

Item 7.01. Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a Press Release, dated November 22, 2004, issued by the Company announcing, among other things, the Debtors’ filing of the Cases with the Bankruptcy Court and the execution of the Beal Agreement.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Debtors’ ability to develop, prosecute, confirm and consummate the Plan (or any significant delay with respect thereto); the Debtors’ ability to negotiate and execute definitive transaction documents in connection with the Plan, and perform their obligations and repay amounts due under the Beal Agreement; the Debtors’ alternatives in the event the Bankruptcy Court does not grant final approval of the Beal Agreement; the Debtors’ ability to obtain the required consents of noteholders and other consistencies necessary to implement the Plan; the Debtors’ ability to negotiate arrangements with Donald J. Trump in connection with the Plan; court approval of the Plan, including, but not limited to, court approval of the Debtors’ filings and motions prosecuted by them from time to time; the risk that certain parties may challenge the enforceability of the Support Agreement; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm the Plan, or for the appointment of a chapter 11 trustee or to convert the Cases to a chapter 7 case; the impact of the Plan on the Debtors’ operations going forward, including the impact on the Debtors’ ability to negotiate favorable terms with suppliers, customers, landlords and others; the Debtors’ alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate the Plan, and the Company’s ability to obtain such a listing; the consummation of the Debtors’ strategic alternatives with respect to its financial situation and capital structure, including the potential sale of one or more of their casino properties; the ability of the Debtor to continue as a going concern; the Debtors’ ability to maintain contracts that are critical to their operations; potential adverse developments with respect to the Debtors’ liquidity or results of operations; the ability to fund and execute the Debtors’ business plan; the ability to attract, retain and compensate key executives and associates; the ability of Debtors to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Debtors operate; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated November 22, 2004

99.1	Press Release of Trump Hotels & Casino Resorts, Inc., dated November 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: November 24, 2004

TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer

Dated: November 24, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: November 24, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: November 24, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: November 24, 2004

TRUMP CASINO HOLDINGS, LLC

By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: November 24, 2004

TRUMP CASINO FUNDING, INC.

By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: November 24, 2004

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated November 22, 2004

99.1	Press Release of Trump Hotels & Casino Resorts, Inc., dated November 22, 2004